Press Release

Entech Solar Successfully Completes Testing Required For
IEC 62108 Certification For Its Latest CPV Module

FORT WORTH, TX – August 24, 2011 – Entech Solar, Inc. (OTC BB: ENSL.OB) (the “Company” or “Entech Solar”) today announced that it has received notification from TÜV Rheinland Photovoltaic Testing Laboratory that the Company’s latest concentrating photovoltaic (CPV) module called SolarVoltTM has met the CPV module testing and construction evaluation requirements of IEC 62108:2007 and the safety requirements as outlined in draft standard IEC 62688.  This milestone is a key step in commercializing the SolarVolt product designed to produce electricity for large commercial, industrial, government and utility applications. This new Entech Solar product is protected by several issued and pending patents.

The formal certification protocol under which the Company’s SolarVolt was tested is defined in two official documents, IEC 62108: 2007, First Edition : “Concentrator photovoltaic (CPV) modules and assemblies – Design qualification and type approval” and draft standard IEC 62688: Ed 1: “Concentrator photovoltaic (CPV) module and assembly safety qualification“, Committee Draft (CD) 82/631/CD, issued by the International Electrotechnical Commission (IEC), the leading global organization that prepares and publishes international standards for all electrical, electronic, and related technologies. Tests in accordance with these documents simulate environmental conditions and influences on CPV modules to verify the performance and reliability during and after accelerated aging, hail impact, mechanical loading, hot and cold, wet and dry environmental conditions, as well as extended outdoor exposure.

Over the past two years, the price per watt of one-sun photovoltaic modules has dropped dramatically, by approximately 50%. To meet this lower price challenge, Entech Solar accelerated the development of a low-cost, highly reliable CPV module design aimed at keeping the Company’s technology cost-competitive for many years ahead. This advanced fifth generation module is firmly based on the field-proven heritage of Entech Solar’s previous generations of CPV modules and systems. The Entech Solar team has been involved in the research, development, field testing and commercialization of CPV technology for both ground and space applications for more than three decades.  Entech Solar relied not only on its long heritage in ground-based CPV technology, but also its 25 year heritage in space-based CPV technology for NASA and DOD applications, to develop SolarVolt.  In fact, NASA recently published a success story on the synergy and spin-off relationship between Entech’s space CPV technology and SolarVolt.  More information on this success story is provided on the following website: http://technology.grc.nasa.gov/SS-solar-concentrator.shtm.

The earlier generations of the Company’s CPV technology have all relied on a robust and efficient primary optical concentrator, based on the symmetrical-refraction, arched shape, Fresnel lens design principle. For space applications, the Company uses multi-junction solar cells with similar lens technology.  This includes triple-junction cells in the SCARLET array that performed flawlessly on NASA’s Deep Space 1 mission in 1998-2001 as well as more advanced space solar power platforms currently being developed.  However, for terrestrial applications, the Company has selected high-efficiency, low-cost silicon cells under the line-focus lenses to obtain the best combination of low-cost and high reliability. Conventional one-sun silicon cell processing methods are readily adaptable to produce efficient and low-cost cells for Entech’s terrestrial CPV modules operating at 20X geometric concentration ratio, which corresponds to approximately 95% savings in solar cell area and cost per watt of module power output.

 “The Company is very pleased to have completed this major milestone in our CPV product development.  We have been testing the SolarVolt on different two–axis tracking platforms to select one with the lowest capital cost, lowest maintenance and operations costs, and highest long-term reliability in order to field the SolarVolt system in several beta sites so customers, investors and other stake holders are satisfied with the certified product operating in a commercial environment” said David Gelbaum, Entech Solar CEO. Mr. Gelbaum also stated, “I congratulate our CPV team that conducted the detailed design, development and testing to build an excellent product that met or exceeded all of the rigorous test requirements for IEC 62108 and IEC 62688.  Our highly experienced CPV team, working under the direction of our CTO, Mark O’Neill, was able to draw upon on decades of CPV development, testing and field operations aimed at perfecting this product.”

Press Release

Entech Solar partnered with TÜV Rheinland Photovoltaic Testing Laboratory (PTL) LLC, in Tempe, AZ, to carry out the test and certification program that was initiated in September 2010. TÜV Rheinland PTL is an ISO 17025 accredited laboratory by the American Association for Laboratory Accreditation – A2LA, is an OSHA recognized NRTL, and is a recognized CBTL under the IEC standards for photovoltaic technology.  They are part of TÜV Rheinland group of global solar laboratories. The IEC certificate that results from this successful completion of the testing protocol is recognized globally. Meeting the requirements of the IEC 62108 and IEC Draft 62688 standards, which were designed to be universal, take into account different environments and applications around the world and enhances the Entech Solar’s ability to sell the SolarVolt product world-wide. Also, these tests complete the CEC (California Energy Commission) performance requirements so that the Company can apply for a CEC listing.  A CEC listing of the SolarVolt will qualify it for performance-based incentives in the California Solar Initiative rebate program.

About Entech Solar
Entech Solar, Inc. is a leading developer of renewable energy technologies and sustainable daylighting solutions for the commercial, industrial and utility markets. Entech Solar designs concentrating solar modules that produce electricity from sunlight as part of the SolarVolt™ product line. The Company also manufactures and markets Entech® Collimating Skylights, state-of-the-art skylight products that provides superior light output and optical efficiency for the commercial and industrial green building initiatives. For more information on the Company’s SolarVolt product or Entech Solar, please visit www.entechsolar.com, or call Bob Walters at 817-224-3600.

Entech Solar Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Securities Act of 1933, which are subject to risks, uncertainties and assumptions that are difficult to predict. All statements in this press release, other than statements of historical fact, are forward-looking statements made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements, among other things, concerning our expected timing for entering and completing certification testing and commercialization of products. These forward-looking statements are only predictions based on our current expectations and our projections about future events. All forward-looking statements are based upon information available to us as of date hereof. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason, except as required by law. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include our ability to meet projected internal timelines, our reliance on third parties as part of the certification process, our sufficiency of capital, our ability to retain qualified personnel and the matters discussed in the section entitled “Item 1A: Risk Factors” in Part I of our Annual Report on Form 10-K. You should carefully consider the risks and uncertainties described under that section.

About TÜV Rheinland PTL, LLC
Based in Tempe, Ariz., TÜV Rheinland PTL, LLC is a leading provider of safety and performance testing, and market certification serving every sector of the photovoltaic and solar thermal marketplace, from the supply chain through installation. TÜV Rheinland PTL is a member of the TÜV Rheinland Group, which has the largest network of solar energy laboratories worldwide, with six major laboratories on three continents. The lab was formed as a unique partnership between Arizona State University, an institution with more than 50 years of research on solar energy and extensive solar testing know-how, and TÜV Rheinland, a $1.5 billion global provider of independent testing, assessment, and certification services. For more information, visit www.tuvptl.com.